    UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 30, 2014 (Date of earliest event reported)
Monarch Casino and Resort, Inc. (Exact name of registrant as specified in its charter)

NV (State or other jurisdiction of incorporation)	0-22088 (Commission File Number)	88-0300760 (IRS Employer Identification Number)

3800 S. Virginia Street (Address of principal executive offices)		89502 (Zip Code)
775-335-4600 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 24, 2014, Monarch Casino & Resort, Inc. (the "Company") issued a press release announcing its financial results for the quarter and six months ended June 30, 2014. A copy of the press release is attached to this Current Report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
   99.1   Press Release of Monarch Casino and Resort, Inc. dated July 24, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2014	MONARCH CASINO AND RESORT, INC. By: /s/ Ronald Rowan Ronald Rowan Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Monarch Casino and Resort, Inc. dated July 24, 2014